SUPPLEMENT DATED NOVEMBER 2, 1998
                                       TO
          THE ALLEGIANCE VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 1998
                                    ISSUED BY
              ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA



Effective November 2, 1998, the Domestic Growth Stock Portfolio of Jefferson Pilot Variable Fund, Inc. has changed its name to the "Small Company Portfolio" (the "Portfolio"). Also effective November 2, 19998, the Portfolio's investment objective is to achieve growth of capital. The Portfolio pursues this objective by investing primarily in a diversified portfolio of equity securities issued by small companies. See the Jefferson Pilot Variable Fund, Inc. prospectus dated November 2, 1998 for details concerning the Portfolio and its new investment objective.

The Allegiance Variable Annuity Prospectus is hereby amended by changing any reference to the Portfolio and its investment objective to reflect the new name and investment objective. In addition, any reference to the "JPVF Domestic Growth Stock Portfolio Sub-Account" is changed to the "JPVF Small Company Portfolio Sub-Account".